UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 W. Golf Road, Rolling Meadows, Illinois	60008-4050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 773-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On December 1, 2021, Arthur J. Gallagher & Co. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of an acquisition by the Company of the treaty reinsurance brokerage operations of Willis Towers Watson plc (the “Seller” and such acquired treaty reinsurance brokerage operations, “Willis Re DivestCo”), pursuant to a Security and Asset Purchase Agreement entered into on August 12, 2021 and amended on December 1, 2021 between the Company and the Seller. This amendment to the Original Form 8-K is being filed to provide financial statements of Willis Re DivestCo and pro forma financial information as required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited combined financial statements of Willis Re DivestCo as of and for the fiscal year ended December 31, 2020, and the unaudited interim combined financial statements of Willis Re DivestCo as of and for the interim period ended September 30, 2021, are filed with this Form 8-K/A as Exhibits 99.1 and 99.2.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information and corresponding explanatory notes are filed with this Form 8-K/A as Exhibit 99.3.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited combined financial statements of Willis Re DivestCo as of and for the fiscal year ended December 31, 2020.

99.2	Unaudited interim combined financial statements of Willis Re DivestCo as of and for the interim period ended September 30, 2021.

99.3	Unaudited pro forma condensed combined financial information and corresponding explanatory notes.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: February 14, 2022	/s/ RICHARD C. CARY
Richard C. Cary
Controller